                                                               EXHIBIT (h)(2)(i)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                            ADMINISTRATION AGREEMENT

                                     BETWEEN

                              ING SERIES FUND, INC.

                                       AND

                             ING FUNDS SERVICES, LLC

                                                                    ADMINISTRATIVE SERVICES FEE
                 SERIES                                             ---------------------------
                 ------                                         (as a percentage of managed assets)
Brokerage Cash Reserves                                                        0.08%

ING Balanced Fund                                                              0.08%

ING Classic Principal Protection Fund I                                        0.08%

ING Classic Principal Protection Fund II                                       0.08%

ING Classic Principal Protection Fund III                                      0.08%

ING Classic Principal Protection Fund IV                                       0.08%

ING Growth Fund                                                                0.08%

ING Growth and Income Fund                                                     0.08%

ING Index Plus LargeCap Fund                                                   0.08%

ING Index Plus MidCap Fund                                                     0.08%

ING Index Plus Protection Fund                                                 0.08%

ING Index Plus SmallCap Fund                                                   0.08%

ING Small Company Fund                                                         0.08%

ING Strategic Allocation Balanced Fund                                         0.08%

ING Strategic Allocation Growth Fund                                           0.08%

                                                          ADMINISTRATIVE SERVICES FEE
               SERIES                                 -----------------------------------
               ------                                 (as a percentage of managed assets)
ING Strategic Allocation Income Fund                                 0.08%

ING Technology Fund                                                  0.08%

ING Value Opportunity Fund                                           0.08%

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